Exhibit 10.1

PROMISSORY NOTE

$140,000,000.00	June 8, 2010

Loan No. 706108298

FOR VALUE RECEIVED, MALL AT LEHIGH VALLEY, L.P., a Delaware limited partnership (“Borrower”) promises to pay to the order of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation (“Lender”, which shall also mean successors and assigns who become holders of this Note), at 2100 Ross Avenue, Suite 2500, Dallas, Texas 75201, the principal sum of ONE HUNDRED FORTY MILLION AND NO/100 U.S. DOLLARS ($140,000,000.00), with interest on the unpaid balance (“Balance”) at the rate of five and eighty-eight hundredths percent (5.88%) per annum (“Note Rate”) from and including the date of the first disbursement of Loan proceeds under this Note (“Funding Date”) until Maturity (defined below). Capitalized terms used without definition shall have the meanings ascribed to them in the Instrument (defined below).

1.    Regular Payments. Principal and interest shall be payable as follows:

(a)    Interest from and including the Funding Date to July 5, 2010, shall be due and payable on the Funding Date

(b)    Principal and interest shall be paid in one hundred twenty (120) monthly installments of Eight Hundred Twenty-Eight Thousand Six Hundred and 30/100 Dollars ($828,600.30) each, commencing on August 5, 2010, and continuing on the fifth (5th) day of each succeeding month to and including July 5, 2020. Each payment due date is referred to as a “Due Date”.

(c)    The entire Obligations shall be due and payable on July 5, 2020 (“Maturity Date”). “Maturity” shall mean the Maturity Date or earlier date that the Obligations may be due and payable by acceleration by Lender as provided in the Documents.

(d)    Interest on the Balance for any full month shall be calculated on the basis of a three hundred sixty (360) day year consisting of twelve (12) months of thirty (30) days each. For any partial month, interest shall be due in an amount equal to (i) the Balance multiplied by (ii) the Note Rate divided by (iii) 360 multiplied by (iv) the number of days during such partial month that any Balance is outstanding to (but excluding) the date of payment.

2.    Late Payment and Default Interest.

(a)    Late Charge. If any scheduled payment due under this Note is not fully paid by its Due Date (other than the principal payment due on the Maturity Date), a charge of $450.00 per day (the “Daily Charge”) shall be assessed for each day that elapses from and after the Due Date until such payment is made in full (including the date payment is made); provided, however, that if any such payment, together with all accrued Daily Charges, is not fully paid by the fourteenth (14th) day following the applicable Due Date, a late charge equal to the lesser of (i) four percent (4%) of such payment or (ii) the maximum amount allowed by law (the “Late Charge”) shall be assessed and be immediately due and payable. The Late Charge shall be payable in lieu of Daily Charges that shall have accrued. The Late Charge may be assessed only once on each overdue payment. These charges shall be paid to defray the expenses incurred by Lender in handling and processing such delinquent payment(s) and to compensate Lender for the loss

BORROWER’S INITIALS: ___

Prudential Loan No. 706108298

Lehigh Valley Mall

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of the use of such funds. The Daily Charge and Late Charge shall be secured by the Documents. The imposition of the Daily Charge, Late Charge, and/or requirement that interest be paid at the Default Rate (defined below) shall not be construed in any way to (i) excuse Borrower from its obligation to make each payment under this Note promptly when due or (ii) preclude Lender from exercising any rights or remedies available under the Documents upon an Event of Default. Notwithstanding the foregoing, neither the Daily Charge nor the Late Charge shall be imposed on any balloon payment that is due and payable on the scheduled Maturity Date of the Loan.

(b)    Acceleration. Upon the occurrence of any Event of Default (unless Lender has accepted cure of such Event of Default by specific written statement from Lender to Borrower acknowledging Lender’s acceptance of such cure, and Borrower specifically understands and agrees that Lender shall have no obligation whatsoever to accept the cure of any Event of Default), Lender may declare the Balance, unpaid accrued interest, the Prepayment Premium (defined below) and all other Obligations immediately due and payable in full.

(c)    Default Rate. Upon an Event of Default or at Maturity, whether by acceleration (due to a voluntary or involuntary default) or otherwise, the entire Obligations (excluding accrued but unpaid interest if prohibited by law) shall bear interest at the Default Rate. The “Default Rate” shall be the lesser of (i) the maximum rate allowed by law or (ii) five percent (5%) plus the greater of (A) the Note Rate or (B) the prime rate (for corporate loans at large United States money center commercial banks) published in The Wall Street Journal on the first (1st) Business Day (defined below) after the Event of Default or Maturity occurs and on the first (1st) Business Day of every month thereafter. The term “Business Day” shall mean each Monday through Friday except for days on which commercial banks are not authorized to open or are required by law to close in New York, New York.

3.    Application of Payments. Unless and until Lender elects to accelerate the Loan pursuant to Paragraph 2(b) of this Note, all payments received under this Note shall be applied in the following order: (a) to unpaid Daily Charges, Late Charges and costs of collection; (b) to any Prepayment Premium due; (c) to interest due on the Balance; and (d) then to the Balance. Following such acceleration, all payments shall be applied in any order determined by Lender in its sole discretion.

4.    Prepayment. This Note may be prepaid, in whole or in part, upon at least thirty (30) days’ prior written notice to Lender and upon payment of all accrued interest (and other Obligations due under the Documents) and, except as otherwise expressly provided herein or in the Instrument, a prepayment premium (“Prepayment Premium”) as follows:

(a)    with respect to any prepayment occurring prior to the first (1st) day of the ninety-seventh (97th) full month of the term of this Note, a Prepayment Premium in an amount equal to the greater of (i) the product of (A) one percent (1%) of the principal amount of the Loan being prepaid multiplied by (B) the quotient of (x) the number of full months remaining until the Maturity Date, calculated as of the date on which prepayment will be made (hereinafter called the “Prepayment Date”), divided by (y) the number of full months comprising the term of the Loan; or (ii) the Present Value of the Loan (defined below) less the amount of principal and accrued interest (if any) being prepaid, calculated as of the Prepayment Date; or

(b)    with respect to any prepayment occurring on or after the first (1st) day of the ninety-seventh (97th) full month of the term of the Loan, a Prepayment Premium in an amount equal to the lesser of (i) one percent (1%) of the principal amount of the Loan being prepaid, or

BORROWER’S INITIALS: ___

Prudential Loan No. 706108298

Lehigh Valley Mall

Promissory Note

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(ii) an amount equal to the Present Value of the Loan less the amount of principal and accrued interest (if any) being prepaid, calculated as of the Prepayment Date.

Notwithstanding anything to the contrary contained herein, in no event will the Prepayment Premium be a negative amount. The Prepayment Premium shall be due and payable, except as provided in the Instrument or as limited by law, upon any prepayment of this Note, whether voluntary or involuntary, and Lender shall not be obligated to accept any prepayment of this Note unless it is accompanied by the Prepayment Premium, all accrued interest and all other Obligations due under the Documents. Lender shall notify Borrower of the amount of and the calculation used to determine the Prepayment Premium. Borrower agrees that (a) Lender shall not be obligated to actually reinvest the amount prepaid in any Treasury obligation and (b) the Prepayment Premium is directly related to the damages that Lender will suffer as a result of the prepayment. The “Present Value of the Loan” shall be determined by discounting all scheduled payments of principal and interest remaining to the Maturity Date attributable to the amount being prepaid at the applicable Discount Rate (defined below). If prepayment occurs on a date other than a Due Date, the actual number of days remaining from the date of prepayment to the next Due Date will be used to discount within this period. The “Discount Rate” is (i) with respect to the period prior to the first (1st) day of the sixty-first (61st) full month of the term of the Loan, the rate which, when compounded monthly, is equivalent to the Treasury Rate (defined below) when compounded semi-annually, and (ii) with respect to the period from and after the first (1st) day of the sixty-first (61st) full month of the term of the Loan, the rate which, when compounded monthly, is equivalent to the Treasury Rate plus one hundred (100) basis points, when compounded semi-annually. The “Treasury Rate” is the semi-annual yield on the Treasury Constant Maturity Series with maturity equal to the remaining weighted average life of the Loan, for the week prior to the prepayment date, as reported in Federal Reserve Statistical Release H.15 – Selected Interest Rates, conclusively determined by Lender (absent a clear mathematical calculation error) on the prepayment date. The rate will be determined by linear interpolation between the yields reported in Release H.15, if necessary. If Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate. Notwithstanding the foregoing, no Prepayment Premium shall be due if this Note is prepaid (i) during the last ninety (90) days prior to the Maturity Date, or (ii) in connection with the application of casualty or condemnation proceeds to the Balance, if any, only to the extent that no Prepayment Premium is due with respect to such application in accordance with the terms of Sections 3.07 or 3.08 of the Instrument, as applicable. Borrower shall not be deemed to be in default hereunder if Borrower elects not to prepay the Loan after providing Lender with written notice of its intention to so prepay the Loan.

With respect to the foregoing provisions, Borrower hereby expressly agrees as follows:

(i)    The Note Rate provided herein has been determined based on the sum of (A) the treasury rate in effect at the time the Note Rate was determined under the Loan application submitted to Lender, plus (B) an interest rate spread over such treasury rate, which together represent Lender’s agreed-upon return for making the proceeds of the Loan hereunder available to Borrower over the term of this Note.

(ii)    The determination of the Note Rate, and in particular the aforesaid interest rate spread, were based on the expectation and agreement of Borrower and Lender that the principal sums advanced hereunder would not be prepaid during the term of this Note, or if any such prepayment occurs, the Prepayment Premium (calculated in the manner set forth above) would apply (except as expressly permitted by this Note).

BORROWER’S INITIALS: ___

Prudential Loan No. 706108298

Lehigh Valley Mall

Promissory Note

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(iii) The Lender’s business involves making financial commitments to others based in part on the returns it expects to receive from this Note and other similar loans made by Lender, and Lender’s financial performance as a business depends not only on the returns from each loan or investment it makes but also upon the aggregate amounts of the loans and investments it is able to make over any given period of time.

(iv) In the event of a prepayment hereunder, Lender will be required to redeploy the funds received into other loans or investments, which (A) may not provide a return to Lender comparable to the return Lender anticipates based on the Note Rate and (B) may reduce the total amount of loans or investments Lender is able to make during the term of this Note, which in turn may impair the profitability of Lender’s business. Therefore, in order to compensate Lender for the potential impact and risks to its business of prepayments under this Note, Lender has limited the Borrower’s right to prepay this Note and has offered the method of calculation of the Prepayment Premium set forth above.

(v) Borrower acknowledges that (A) Lender could have determined that it would not permit any prepayments under this Note during its term, and therefore, in electing to permit prepayments hereunder, Lender is entitled to determine and negotiate the terms on which it will accept prepayments of its loans, and (B) Borrower could have elected to negotiate more permissive prepayment provisions and/or a more favorable manner of calculating the Prepayment Premium, but in such event the applicable interest rate spread, and therefore the Note Rate, would have been higher to compensate Lender for the potential loss of income on account of the risk that Borrower might elect to prepay this Note at an earlier time and/or for a lesser Prepayment Premium than set forth herein.

Therefore, in consideration of Lender’s agreement to the Note Rate set forth herein, and in recognition of Lender’s reliance on the prepayment provisions of this Note (including the method of calculating the Prepayment Premium), Borrower agrees that the manner of calculation of the Prepayment Premium set forth in this Note represents bargained-for compensation to Lender for granting to Borrower the privilege of prepaying this Note on the terms set forth herein and for the potential loss of future income to Lender arising from having to redeploy the amounts prepaid under this Note into other loans or investments. As such, the Prepayment Premium constitutes reasonable compensation to Lender for making the Loan on the terms reflected in this Note and does not represent a penalty.

5.    No Usury. Under no circumstances shall the aggregate amount paid or to be paid as interest under this Note exceed the highest lawful rate permitted under applicable usury law (“Maximum Rate”). If under any circumstances the aggregate amounts paid on this Note shall include interest payments which would exceed the Maximum Rate, Borrower stipulates that payment and collection of interest in excess of the Maximum Rate (“Excess Amount”) shall be deemed the result of a mistake by both Borrower and Lender and Lender shall promptly credit the Excess Amount against the Balance (without Prepayment Premium or other premium) or refund to Borrower any portion of the Excess Amount which cannot be so credited.

6.    Security and Documents Incorporated. This Note is the Note referred to in and secured by the Open-End Fee and Leasehold Mortgage and Security Agreement of even date herewith from Borrower and Ground Lessor to Lender (the “Instrument”) and is secured by the Property. Borrower shall observe and perform all of the terms and conditions in the Documents. The Documents are incorporated into this

BORROWER’S INITIALS: ___

Prudential Loan No. 706108298

Lehigh Valley Mall

Promissory Note

12265141v.4  / 28227-000942

Note as if fully set forth in this Note, and any Event of Default under any of the Documents shall constitute an Event of Default under this Note.

7.    Treatment of Payments. All payments under this Note shall be made, without offset or deduction, (a) in lawful money of the United States of America at the office of Lender or at such other place (and in the manner) Lender may specify by written notice to Borrower, (b) in immediately available federal funds, and (c) if received by Lender prior to 2:00 p.m. Eastern Time at such place, shall be credited on that day, or, if received by Lender at or after 2:00 p.m. Eastern Time at such place, shall, at Lender’s option, be credited on the next Business Day. Initially (unless waived by Lender), and until Lender shall direct Borrower otherwise, Borrower shall make all payments due under this Note in the manner set forth in Section 3.13 of the Instrument. If any Due Date falls on a day which is not a Business Day, then the Due Date shall be deemed to have fallen on the next succeeding Business Day.

8.    Limited Recourse Liability. Except to the extent set forth in Paragraph 8 and Paragraph 9 of this Note, Sections 3.11 and 3.12 of the Instrument, and the Environmental Indemnity, Borrower shall have no personal liability for the Obligations. Notwithstanding the preceding sentence, Lender may bring a foreclosure action or other appropriate action to enforce the Documents or realize upon and protect the Property (including, without limitation, naming Borrower and any other necessary parties in the actions) and IN ADDITION BORROWER (BUT NOT ANY EXCULPATED PARTY) SHALL HAVE PERSONAL LIABILITY FOR:

(a)    any amounts accrued and/or payable under any indemnities, guaranties, master leases or similar instruments furnished by Borrower in connection with the Loan (including, without limitation, the provisions of Sections 8.03, 8.04, 8.05, 8.06 and 8.07 of the Instrument and the Environmental Indemnity);

(b)    amounts in excess of any rents or other revenues collected by Lender from operation of Property from and after acceleration of the Loan until the Conveyance Date (defined below), which amounts are necessary to pay real estate taxes, special assessments and insurance premiums (to the extent not previously deposited with Lender pursuant to the Documents), and amounts required to fulfill Borrower’s obligations as lessor under any Leases of the Property, in each case, paid by Lender and not reimbursed prior to, or remaining due or delinquent on the date of sale by foreclosure or power of sale or delivery of a deed in lieu thereof. For purposes hereof, “Conveyance Date” shall mean the date of sale of the Property by foreclosure or power of sale or acceptance by Lender of a deed in lieu thereof;

(c)    the amount of any security deposits, rents prepaid more than one (1) month in advance, or prepaid expenses of tenants to the extent (i) not turned over to Lender upon foreclosure, sale (pursuant to power of sale), or conveyance in lieu thereof, or (ii) not turned over to a receiver or trustee for the Property after appointment;

(d)    the amount of any insurance proceeds or condemnation awards with respect to the Property neither turned over to Lender nor used in compliance with Sections 3.07 and 3.08 of the Instrument;

(e)    damages suffered or incurred by Lender as a result of Borrower (i) entering into a new Lease in breach of the leasing restrictions set forth in Section 7 of the Assignment, (ii) entering into an amendment or termination of an existing Lease in breach of the leasing restrictions set forth in Section 7 of the Assignment, or (iii) accepting a termination, cancellation or surrender of an existing Lease (other

BORROWER’S INITIALS: ___

Prudential Loan No. 706108298

Lehigh Valley Mall

Promissory Note

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than with respect to a Lease with a Major Tenant which is addressed in Paragraph 9(d) below), in breach of the leasing restrictions set forth in Section 7 of the Assignment;

(f)    damages suffered or incurred by Lender by reason of any intentional, physical waste of the Property;

(g)    the amount of any rents or other income from the Property received by Borrower after and during the continuance of a default under the Documents and not otherwise applied to the indebtedness under the Obligations or to the current (not deferred or capital) operating expenses of the Property; PROVIDED, HOWEVER, THAT BORROWER SHALL HAVE PERSONAL LIABILITY for amounts paid as expenses to a person or entity related to or affiliated with Borrower except for (A) reasonable salaries for on-site employees, (B) a reasonable allocation of the salaries of off-site employees for accounting and management, and (C) out-of-pocket expenses and the management fees of Borrower’s management company relating to the Property, but in no event shall such expenses or fees include any profit or be greater than prevailing market rates for any such services;

(h)    the face amount of any letter of credit required under the Documents or otherwise in connection with the Loan that Borrower fails to maintain;

(i)    the amount of any security deposit (a “Security Deposit”) cashed or applied by Borrower or any termination fee, cancellation fee or any other fee (collectively, a “Lease Termination Fee”) received by Borrower (x) in connection with a lease termination, cancellation, surrender or expiration within twelve (12) months prior to or after an Event of Default under the Documents, (y) which is greater than one (1) month’s base rent for the Lease to which the Security Deposit and/or Lease Termination Fee applies, and (z) which is not paid to Lender (or an escrow agent selected by Lender) to be disbursed for the payment of Lender approved (1) tenant improvements and/or (2) market leasing commissions;

(j)    following an Event of Default under the Documents, all attorneys’ fees, including allocated costs of Lender’s staff attorneys, and other expenses incurred by Lender in enforcing the Documents if Borrower contests, delays, or otherwise hinders or opposes (including, without limitation, the filing of a bankruptcy) any of Lender’s enforcement actions; provided, however, that if in such action Borrower successfully proves that no default occurred under the Documents, Borrower shall not be required to reimburse Lender for such attorneys’ fees, allocated costs and other expenses; and

(k)    damages suffered or incurred by Lender as a result of Borrower’s breach or violation of Sections 2.12, 3.21 and/or 3.22 of the Instrument.

9.    Full Recourse Liability. Notwithstanding the provisions of Paragraph 8 of this Note, BORROWER SHALL HAVE PERSONAL LIABILITY for the Obligations if:

(a)    there shall be any breach or violation of Article V (Due on Sale or Encumbrance) of the Instrument (to the extent not cured within any applicable notice and/or cure periods provided in the Documents); or

(b)    there shall be any fraud or intentional and material misrepresentation by Borrower in connection with the Property, the Documents, the Loan application made by Borrower dated April 1, 2010 (the “Application”) or any other aspect of the Loan; or

BORROWER’S INITIALS: ___

Prudential Loan No. 706108298

Lehigh Valley Mall

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(c)    the Property or any part thereof shall become an asset in (i) a voluntary bankruptcy or insolvency proceeding filed by Borrower or any member or general partner of Borrower or (ii) an involuntary bankruptcy or insolvency proceeding filed against Borrower or any member or general partner of Borrower which is not dismissed within ninety (90) days of filing; provided, however, that this Paragraph 9(c) shall not apply if an involuntary bankruptcy is filed by Lender; or

(d)    Borrower (i) enters into a Lease with a Major Tenant without Lender’s prior written consent (and Lender’s consent was required under the Documents), (ii) enters into an amendment or termination of any Lease with a Major Tenant without Lender’s prior written consent (and Lender’s consent was required under the Documents), or (iii) accepts the termination, cancellation or surrender of any Lease with a Major Tenant without Lender’s prior written consent (and Lender’s consent is required under the Documents); or

(e)    Borrower shall, without Lender’s prior written consent, surrender, terminate, forfeit or suffer or permit, by acquiescence or otherwise, the surrender, termination or forfeiture of, or change, modify, or amend, the Ground Lease (as defined in the Instrument) (including, without limitation, any rejection of the same in any bankruptcy or insolvency proceeding); or

(f)    the Instrument or any of the other Documents are deemed fraudulent conveyances or preferences as of the date hereof, whether such claims, demands or assertions are made under the United States Bankruptcy Code (as amended or replaced from time to time), including, without limitation, under Sections 544, 547 or 548 thereof, or under any applicable state fraudulent conveyance statutes or similar laws.

10.    Recourse Limitations. Notwithstanding anything to the contrary contained in Paragraphs 8 or 9 of this Note or elsewhere in the Documents (but subject to Section 10.01 of the Instrument), recourse against Borrower under the Documents is limited solely to the assets of Borrower and the fee estate of Ground Lessor in the Property, and (i) no member or partner of Borrower , (ii) no person owning, directly or indirectly, any legal or beneficial interest in a member or partner of Borrower, (iii) no partner, manager, principal, officer, controlling person, beneficiary, trustee, real estate investment advisor, or other similar fiduciary, shareholder, employee, agent, affiliate or director of any person described above, and (iv) none of their respective successors and assigns (individually, an “Exculpated Party”), shall have any personal liability for the payment or performance of any of the Obligations.

11.    Joint and Several Liability. Subject to Paragraph 10 above, this Note shall be the joint and several obligation of all makers, endorsers, guarantors and sureties, and shall be binding upon them and their respective successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

12.    Unconditional Payment. Borrower is and shall be obligated to pay principal, interest and any and all other amounts which became payable hereunder or under the other Documents absolutely and unconditionally and without abatement, postponement, diminution or deduction and without any reduction for counterclaim or setoff. In the event that at any time any payment received by Lender hereunder shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under any bankruptcy, insolvency or other debtor relief law, then the obligation to make such payment shall survive any cancellation or satisfaction of this Note or return thereof to Borrower and shall not be discharged or satisfied with any prior payment thereof or cancellation of this

BORROWER’S INITIALS: ___

Prudential Loan No. 706108298

Lehigh Valley Mall

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Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand.

13.    Certain Waivers. Borrower and all others who may become liable for the payment of all or any part of the Obligations do hereby severally waive presentment and demand for payment (except to the extent expressly required pursuant to the terms of the Documents), notice of dishonor, protest and notice of protest, notice of non-payment and notice of intent to accelerate the maturity hereof (and of such acceleration). No release of any security for the Obligations or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Instrument or the other Documents shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other who may become liable for the payment of all or any part of the Obligations, under this Note, the Instrument and the other Documents.

14.    WAIVER OF TRIAL BY JURY. EACH OF BORROWER AND LENDER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM FILED BY EITHER PARTY, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN, THE DOCUMENTS, OR ANY ALLEGED ACTS OR OMISSIONS OF LENDER OR BORROWER IN CONNECTION THEREWITH.

15.    Miscellaneous.

(a)    Borrower and all other parties liable hereon, whether as principal, endorser or otherwise, hereby severally waive presentment, demand for payment (except to the extent such demand is expressly required pursuant to the terms of the Documents), protest and notice of dishonor and waive recourse to suretyship defenses generally, including extensions of time, release of security or other party liable hereon, and also agree to pay or indemnify Lender for and hold Lender harmless from all costs of collection, including reasonable attorneys’ fees incurred by Lender in connection with enforcement of any of Lender’s rights hereunder or under the Instrument including without limitation reasonable attorneys’ fees and costs incurred in connection with any bankruptcy filing by Borrower.

(b)    Any forbearance by Lender or the holder of this Note in exercising any right or remedy hereunder or any other Document, or otherwise afforded by applicable law, shall not be a waiver or preclude the exercise of any right or remedy by Lender or the holder of this Note. The acceptance by Lender or the holder of this Note of payment of any sum payable hereunder after the due date of such payment shall not be a waiver of the right of Lender or the holder of this Note to require prompt payment when due of all other sums payable hereunder or to declare a default for failure to make prompt payment.

(c)    This Note may not be changed, modified or terminated except in writing signed by the party to be charged.

(d)    This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania; provided, however, that nothing herein shall limit or impair any right Lender or the holder of this Note shall have under applicable laws of the United States of America, to the extent they supersede the laws of the Commonwealth of Pennsylvania, to charge interest on the sums evidenced hereby at a rate which exceeds the maximum rate of interest permitted under the laws of the Commonwealth of Pennsylvania.

BORROWER’S INITIALS: ___

Prudential Loan No. 706108298

Lehigh Valley Mall

Promissory Note

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(e)    If any term of this Note, or the applications hereof to any person or set of circumstances, shall to any extent be invalid, illegal, or unenforceable, the remainder of this Note, or the application of such provision or part thereof to persons or circumstances other than those as to which it is invalid, illegal, or unenforceable, shall not be affected thereby, and each term of this Note shall be valid and enforceable to the fullest extent consistent with applicable law and this Note shall be interpreted and construed as though such invalid, illegal, or unenforceable term or provision (or any portion thereof) were not contained in this Note.

(f)    All notices under this Note shall be given as provided in the Instrument.

(g)    It is expressly agreed that time is of the essence with respect to this Note.

(h)    BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ATTORNEYS OR THE PROTHONOTARY OR CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE, EFFECTIVE UPON AN EVENT OF DEFAULT (AS DEFINED IN THE INSTRUMENT) [UNLESS LENDER HAS ACCEPTED CURE OF SUCH EVENT OF DEFAULT BY SPECIFIC WRITTEN STATEMENT FROM LENDER TO BORROWER ACKNOWLEDGING LENDER’S ACCEPTANCE OF SUCH CURE, AND BORROWER SPECIFICALLY UNDERSTANDS AND AGREES THAT LENDER SHALL HAVE NO OBLIGATION WHATSOEVER TO ACCEPT THE CURE OF ANY EVENT OF DEFAULT], TO APPEAR FOR BORROWER IN ANY SUCH COURT IN ANY AND ALL APPROPRIATE ACTIONS THERE BROUGHT OR TO BE BROUGHT AGAINST BORROWER AT THE SUIT OF LENDER ON THIS NOTE, AND THEREIN CONFESS JUDGMENT AGAINST BORROWER FOR ALL OR ANY PART OF THE SUMS DUE BY BORROWER HEREIN TOGETHER WITH COSTS OF SUIT AND ATTORNEY’S FEES FOR COLLECTION AS AFORESAID AND FOR SO DOING THIS NOTE OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. THE EXERCISE OF THIS CONFESSION OF JUDGMENT SHALL NOT BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, AVOIDABLE, OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AND AS LENDER SHALL ELECT, UNTIL SUCH TIME AS LENDER SHALL HAVE RECEIVED PAYMENT IN FULL OF ALL SUMS DUE HEREUNDER AND UNDER THE INSTRUMENT TOGETHER WITH INTEREST, COSTS AND FEES. THERE SHALL BE EXCLUDED FROM THE LIEN OF ANY JUDGMENT OBTAINED SOLELY PURSUANT TO A CONFESSION OF JUDGMENT AUTHORIZED BY THIS PARAGRAPH ALL IMPROVED REAL ESTATE THAT IS NOT ENCUMBERED BY THE INSTRUMENT AND THAT IS LOCATED IN ANY AREA IDENTIFIED AS HAVING A SPECIAL FLOOD HAZARD UNDER REGULATIONS PROMULGATED UNDER THE FLOOD DISASTER PROTECTION ACT OF 1983, AS HERETOBEFORE OR HEREAFTER AMENDED, IF THE COMMUNITY IN WHICH SUCH AREA IS LOCATED IS PARTICIPATING IN THE NATIONAL FLOOD INSURANCE PROGRAM. ANY SUCH EXCLUSION SHALL NOT AFFECT ANY LIEN UPON PROPERTY NOT SO EXCLUDED. THIS WARRANT OF ATTORNEY SHALL BE EFFECTIVE ONLY AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT (UNLESS LENDER HAS ACCEPTED CURE OF SUCH EVENT OF DEFAULT BY SPECIFIC WRITTEN STATEMENT FROM LENDER TO BORROWER ACKNOWLEDGING LENDER’S ACCEPTANCE OF SUCH CURE, AND BORROWER SPECIFICALLY UNDERSTANDS AND AGREES THAT LENDER SHALL HAVE NO OBLIGATION WHATSOEVER TO ACCEPT THE CURE OF ANY EVENT OF DEFAULT).

BORROWER’S INITIALS: ___

Prudential Loan No. 706108298

Lehigh Valley Mall

Promissory Note

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BORROWER CONFIRMS TO LENDER THAT (1) THIS NOTE AND THE FOREGOING WARRANT OF ATTORNEY HAVE BEEN NEGOTIATED AND AGREED UPON IN A COMMERCIAL CONTEXT; (2) BORROWER IS A BUSINESS ENTITY AND ITS PRINCIPALS ARE KNOWLEDGEABLE IN COMMERCIAL MATTERS; (3) BORROWER HAS CONSULTED WITH ITS OWN SEPARATE COUNSEL REGARDING THIS NOTE; (4) BORROWER HAS AGREED TO THE AFORESAID WARRANT OF ATTORNEY TO CONFESS JUDGMENT; AND (5) BORROWER UNDERSTANDS IT IS WAIVING CERTAIN RIGHTS WHICH IT WOULD OTHERWISE POSSESS. JUDGMENT MAY BE ENTERED WITHOUT A HEARING OR NOTICE AND BORROWER KNOWINGLY HAS WAIVED NOTICE AND A HEARING PRIOR TO THE ENTRY OF A JUDGMENT BY CONFESSION.

16.    Counterparts. This Note may be executed in counterparts, and all such counterparts shall constitute one and the same Note with the same effect as if all signatories hereto had executed the same document, notwithstanding that the general partners of Borrower executing this Note are not signatories to the same counterpart.

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[SIGNATURES ON FOLLOWING PAGE]

BORROWER’S INITIALS: ___

Prudential Loan No. 706108298

Lehigh Valley Mall

Promissory Note

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IN WITNESS WHEREOF, this Note has been executed by Borrower as of the date first set forth above.

BORROWER:

MALL AT LEHIGH VALLEY, L.P., a Delaware limited partnership

By:	Lehigh Valley Mall GP, LLC, a Delaware limited liability company, its general partner

	By:	Lehigh Valley Associates, a Pennsylvania limited partnership, its sole member

		By:	Delta Ventures, Inc., a Pennsylvania corporation, a general partner

			By:	/s/ David Simon
Name: David Simon
Title: President

[CORPORATE SEAL]

AND

		By:	PR Lehigh Valley LLC, a Pennsylvania limited liability company, a general partner

			By:	PREIT Associates, L.P., a Delaware limited partnership, its sole member

				By:	Pennsylvania Real Estate Investment Trust, a Pennsylvania business trust, its general partner

					By:	/s/ Andrew Ioannou
Name: Andrew Ioannou
Title: Senior Vice President, Capital Markets and Treasurer

BORROWER’S INITIALS: ___

Prudential Loan No. 706108298

Lehigh Valley Mall

Promissory Note

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